                                                                   Exhibit 10.17

Pages or exhibits where confidential treatment has been requested are stamped "Confidential portions omitted and filed separately with the commission." The appreciate section has been marked at the appropriate place with an "*".

July 3, 1995                                  [LETTERHEAD OF DEPUY APPEARS HERE]



Columbia/HCA Healthcare Corporation
Attn: Mr. James C. Olsen
V.P. Materials Management Systems
One Park Plaza
Nashville, TN 37202


     CAPITATED PRICING
     Revisions & Extremities


Dear Jim:

As discussed last week,.... administratively we have had a problem with the additional products offered under the hip and knee contract. We proposed a capitated structure to simplify the tracking of cost under Revisions and Extremities, however, I should have touched a few additional bases internally to insure the proper support.

After reviewing my intent, we are suggesting the attachment, to meet the intent of capitation. You will note the pricing for Revision Hips had an increase and we deleted the Cemented System. This allowed us to focus on a price for our SOLUTION REVISION SYSTEM and treat all other long stems (used in revisions) under our base discounted price list. The pricing for the Revision Knees has been reduced for Complex Revision and various adjustments for Add-On Pricing. The Extremity Pricing remained the same.

Jim, if this is acceptable to you, please sign below and return fax to me.

Sincerely,

/s/ William P. McIlhargey
William P. McIlhargey
Director, Sales & Contract Services


Accepted by:                 /s/ James C. Olsen
                       --------------------------------        [LOGO OF CORANGE]
                                 James C. Olsen
                       VP, Materials Management Systems

                                 7/10/95
                       -------------------------------
                                  Date

                                   EXHIBIT 1

                         Primary Hip and Knee Pricing






Our discount structure is intended to incent the Division to limit their choice of vendors. The first level is offered should the Division utilize * suppliers, while the second level will support any Division that chooses not to have a *


              CONTRACTED MANUFACTURER                   DISCOUNT
              -----------------------                   --------



                        *                                  * %


                        *                                  * %


Depuy will also provide a *% discounted invoice for the first * months of the contract. This discount is based on Columbia/HCA obtaining total contracted sales of $* during the first *. Should this volume not be achieved, the discounted invoice will be discontinued.


In addition, Depuy will develop a "Capitated Program" for Columbia/HCA, facilities, no later than the third year-end of the contract. This shared risk approach will be structured under "Demand and Product Utilization" protocols.


*    Confidential portions omitted and filed separately with the Commission.

                                   EXHIBIT 1

                          Revision Hip System Pricing




*

Cementless System...................................................$ *

      Includes any size, fully coated Solution or Solution Calcar
      Stem and Cobalt Chrome Ball, with any Duraloc/R/ Acetabular
      Shell and Enduron/TM/ Liner.

The above includes any screws, cementralizers, etc. needed to implant the prosthesis.


*

      Cementless Long Stems.........................................$ *

      Includes fully coated Solution Stem or Solution Calcar Stem and Cobalt Chrome Head.

      Solution Cups.................................................$ *


*

      Hylamer Inserts...............................................$ *

      Additional charge to substitute Hylamer liners.


      Solution Cups.................................................$ *

      Additional charge to substitute standard or deep profile Solution shell and Enduron liner.


      Ceramic Head..................................................$ *

      Additional charge to substitute ceramic head.

*     Confidential portions omitted and filed separately with the commission.

                                   EXHIBIT 1

                         Revision Knee System Pricing



*

Simple Revision..........................................$ *

Includes:  AMK(R) P/S Femoral Component
           AMK(R) P/S Enduron Insert
           CRT Tibial tray with cemented stem extension


Complex Revision.........................................$ *

Includes:  CRT Femoral Component
           AMK(R) P/S Enduron Insert
           CRT Tibial Tray* with cemented stem extension

*May use any of 4 Tibial trays 4mm & 10mm flat and 1/2 and full wedge



*

           All Poly Patella                              $ *
           Femoral Wedge Augment                         $ *
           Tibial Cemented Stem Extension-additional     $ *
           Tibial Press-Fit Fluted Stem-additional       $ *
           Tibial Press-Fit Fluted Stem-replacement      $ *
           VVC Hylamer-M Insert                          $ *

*     Confidential portions omitted and filed separately with the Commission.

                                   EXHIBIT 1

                               EXTREMITY PRICING



SHOULDER

          *

                Total Shoulder...........................$ *

                Includes Modular Humeral Component, Humeral
                Head and Hylamer Glenoid.

                Hemi - Shoulder..........................$ *

                Includes Modular Humeral Component and
                Humeral Head.

                Fracture Shoulder........................$ *

                Includes a one piece humeral component.



OTHER EXTREMITIES

          *

                Extremities..............................$ *

                Includes any semi or unconstrained elbow, biax wrist or Mayo or Agility* ankle.

                *Agility ankle is limited to surgeons who visit and are trained by designing surgeon (Dr. Alvine).

*     Confidential portions omitted and filed separately with the Commission.